Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2025 USD ($)	Dec. 31, 2025 MXN ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2024 MXN ($)	Dec. 31, 2023 MXN ($)	Dec. 31, 2022 MXN ($)
Cash and cash equivalents [abstract]
Cash on hand and in banks		$ 66,454,221		$ 52,284,721
Highly liquid investments		96,197,068		36,557,105
Total of cash and cash equivalents	$ 9,052,931	$ 162,651,289	$ 4,944,805	$ 88,841,826	$ 68,747,376	$ 64,414,511